Change In Allowances (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Allowances for doubtful accounts
Balance, beginning of year	$ 1,617	$ 645	$ 598
Additions (reversals) charged to expense, net	15	1,164	47
Write-offs	(71)	(192)	0
Balance, end of year	$ 1,561	$ 1,617	$ 645